Subsequent events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 23 – Subsequent events

On February 26, 2019, Tantech Charcoal entered into a short term loan agreement with Bank of China (Lishui Branch) to borrow approximately $1.5 million (RMB 10 million) for one year with annual interest rate of 4.35%. The purpose of the loan was for working capital needs. The loan was guaranteed by Tantech Bamboo, two individual related parties, Zhengyu Wang and Yefang Zhang and a third party, Zhejiang Meifeng Tea Industry Co., Ltd. The loan was also collateralized by two properties owned by Zhengyu Wang and Yefang Zhang.

On March 18, 2019, Tantech Bamboo entered into a short-term loan agreement with Bank of China (Lishui Branch) to borrow approximately $2.8 million (RMB 18.78 million) with annual interest rate of 6.05%. Principal of approximately $150,000 (RMB 1 million) will be due on January 14, 2020 and the remaining principal of approximately $2.7 million (RMB17,780,000) will be due on March 17, 2020. The purpose of the loan was to fund working capital needs. The loan was collateralized by building and land use right of Tantech Bamboo with maximum guaranteed amount up to approximately $3.9 million (RMB25,960,000). The loan was also guaranteed by three related parties, Zhengyu Wang, CEO of the Company and his wife, Yefang Zhang and Lishui Jiuanju Trading Co., Ltd., the president of which was also the COO of the Company.